Exhibit 99.1

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
SUITE 2700
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	June 30, 2003

TO:	Bear Stearns Asset Backed Securities Trust 2003-2 JPMorgan Chase Bank, as Trustee

ATTENTION:	Eboni D. Dawkins

TELEPHONE:	212-623-4468

FACSIMILE:	212-623-5931

FROM:	Derivatives Documentation

TELEPHONE:	212-272-2711

FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNEC5278

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Bear Stearns Asset Backed Securities Trust 2003-2, a trust organized under the laws of New York ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein including in the Definitions shall have the respective meanings attributed to them in the Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), among Bear Stearns Asset Backed Securities, Inc., as depositor, EMC Mortgage Corporation, as seller and servicer , Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator (in such latter capacity, the "Securities Administrator") and JPMorgan Chase Bank, as trustee (in such capacity, the "Trustee") on behalf of the Counterparty, entered into in connection with the issuance by the Counterparty of certain Asset-Backed Certificates, Series 2002-3. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period, the lesser of (i) the amount set forth for such period on the Schedule of Notional Amounts and Cap Rates attached hereto and (ii) The Stated Principal Balance of the Group 2 Mortgage Loans bearing interest at a fixed rate as of the close of business on the first day of the month immediately preceding the month in which the applicable Floating Rate Payer Period End Date occurs.

Trade Date:	June 18, 2003

Effective Date:	June 30, 2003

Termination Date:	February 25, 2011, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Date:	June 30, 2003

Fixed Amount:	USD 2,433,000

Floating Amounts:

Floating Rate Payer:	BSFP

Cap Rate:	With respect to any Calculation Period the Cap Rate set forth for such period in the Schedule of Notional Amounts and Cap Rates, attached hereto.

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2003 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 11.00000% then the Floating Rate Option for such Calculation Period shall be deemed equal to 11.00000%.

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York and London

Business Day Convention:	Preceding

Calculation Agent:	BSFP

3. Additional Provisions: 1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction. (2) On each Floating Rate Payer Period End Date, the Trustee shall, or shall cause the Securities Administrator to, provide BSFP with a monthly statement pursuant to Section 5.05 of the Pooling and Servicing Agreement that indicates the aggregate Stated Principal Balance of the Group 2 Mortgage Loans bearing interest at a fixed rate on the related Due Date, which amount shall be used by BSFP (as Calculation Agent) as the Stated Principal Balance of the Group 2 Mortgage Loans for purposes of calculating the Notional Amount for the Calculation Period ending on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Trustee and the Securities Administrator (at such address as the Securities Administrator shall indicate to BSFP in writing) with written notice of whether any payment is owed by BSFP to the Counterparty on such Floating Rate Payer Payment date, and the amount, if any, of such payment.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) After payment of the Fixed Amount by the Counterparty, (i) BSFP shall not suspend any payments due under this Transaction, (ii) no Event of Default or Termination Event will apply to the Counterparty and BSFP shall not be able to designate an Early Termination Date with respect to this Transaction except with respect to Section 5(b)(i) of the ISDA Form Master Agreement as applicable to BSFP; and (iii) in no event shall BSFP be entitled to net its payment obligations in respect of the Transaction against the payment obligations of the Counterparty in respect of any other Transactions under the agreements between BSFP and the Counterparty.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

           (i) Market Quotation will apply.

           (ii) The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

BSFP and the Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

           Address for notices or communications to BSFP:

Address:	383 Madison Avenue, New York, New York 10179
Attention:	DPC Manager - Suite 2700
Facsimile:	(212) 272-5823

          with a copy to:

Address:	One Metrotech Center North, Brooklyn, New York 11201
Attention:	Derivative Operations - 7th Floor
Facsimile:	(212) 272-1634

          (For all purposes)

           Address for notices or communications to the Counterparty:

Address:	JPMorgan Chase Bank Institutional Trust Services Structured Finance Services, 4 New York Plaza, 6th Floor New York, New York 10004-2477
Attention:	Eboni D. Dawkins
Facsimile:	212-623-5931
Phone:	212-623-4468

          (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent:	Not Applicable

The Counterparty appoints as its Process Agent:	Not Applicable

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)	Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h)	Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)	Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)	Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

          "(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

           (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

           (2) Evaluation and Understanding.

           (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

           (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

           (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

           (4) Principal. Except as set forth herein, it is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

           (5) Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed by JPMorgan Chase Bank not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall JPMorgan Chase Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:

Bank Name JPMorgan Chase Bank
ABA 021000021
Account # 507947541
F/F/C Bear Stearns ABS Trust 2003-2 (10205725.2)
Attention: Eboni D. Dawkins

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Orlaith O’Dea by telephone at 353-1-402-6220. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:	/s/ F. Scott Herman Name: F. Scott Herman Title: DPC Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

BEAR STEARNS ASSET BACKED SECURITIES TRUST 2003-2 By: JPMorgan Chase Bank as Trustee

By:	/s/ Eboni D. Dawkins Name: Eboni D. Dawkins Title: Trust Officer

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
(all such dates subject to adjustment in accordance with the Business Day Convention)

     From and Including           To but Excluding      Applicable Notional Amount     Applicable Cap Rate (%)
                                                                   (USD)
      Effective Date               25-Jul-03                 269,224,901.59                   5.00
         25-Jul-03                 25-Aug-03                 265,317,090.74                   5.00
         25-Aug-03                 25-Sep-03                 261,463,779.48                   5.00
         25-Sep-03                 25-Oct-03                 257,664,220.71                   5.00
         25-Oct-03                 25-Nov-03                 253,917,677.45                   5.00
         25-Nov-03                 25-Dec-03                 250,223,422.74                   5.00
         25-Dec-03                 25-Jan-04                 246,580,739.53                   5.00
         25-Jan-04                 25-Feb-04                 242,988,920.50                   5.00
         25-Feb-04                 25-Mar-04                 239,447,267.94                   5.00
         25-Mar-04                 25-Apr-04                 235,955,093.65                   5.00
         25-Apr-04                 25-May-04                 232,511,718.76                   5.00
         25-May-04                 25-Jun-04                 229,116,473.67                   5.00
         25-Jun-04                 25-Jul-04                 225,768,697.85                   5.00
         25-Jul-04                 25-Aug-04                 222,467,739.78                   5.00
         25-Aug-04                 25-Sep-04                 219,212,956.79                   5.00
         25-Sep-04                 25-Oct-04                 216,003,714.94                   5.00
         25-Oct-04                 25-Nov-04                 212,839,388.96                   5.00
         25-Nov-04                 25-Dec-04                 209,719,362.02                   5.00
         25-Dec-04                 25-Jan-05                 206,643,025.75                   5.00
         25-Jan-05                 25-Feb-05                 203,609,780.00                   5.00
         25-Feb-05                 25-Mar-05                 200,619,032.84                   5.00
         25-Mar-05                 25-Apr-05                 197,670,200.34                   5.00
         25-Apr-05                 25-May-05                 194,762,706.57                   5.00
         25-May-05                 25-Jun-05                 191,895,983.40                   5.00
         25-Jun-05                 25-Jul-05                 189,069,470.45                   5.00
         25-Jul-05                 25-Aug-05                 186,282,614.97                   5.00
         25-Aug-05                 25-Sep-05                 183,534,871.73                   5.00
         25-Sep-05                 25-Oct-05                 180,825,702.91                   5.00
         25-Oct-05                 25-Nov-05                 178,154,578.05                   5.00
         25-Nov-05                 25-Dec-05                 175,520,973.87                   5.00
         25-Dec-05                 25-Jan-06                 172,924,374.24                   6.00
         25-Jan-06                 25-Feb-06                 170,364,270.06                   6.00
         25-Feb-06                 25-Mar-06                 167,840,159.14                   6.00
         25-Mar-06                 25-Apr-06                 165,351,546.17                   6.00
         25-Apr-06                 25-May-06                 162,897,942.54                   6.00
         25-May-06                 25-Jun-06                 160,478,866.34                   6.00
         25-Jun-06                 25-Jul-06                 158,093,842.19                   6.00
         25-Jul-06                 25-Aug-06                 155,742,401.21                   6.00
         25-Aug-06                 25-Sep-06                 153,424,080.90                   6.00
         25-Sep-06                 25-Oct-06                 151,138,425.06                   6.00
         25-Oct-06                 25-Nov-06                 148,884,983.70                   6.00
         25-Nov-06                 25-Dec-06                 146,663,312.99                   6.00
         25-Dec-06                 25-Jan-07                 144,472,975.13                   6.00
         25-Jan-07                 25-Feb-07                 142,313,538.27                   6.00
         25-Feb-07                 25-Mar-07                 140,184,576.48                   6.00
         25-Mar-07                 25-Apr-07                 138,085,669.62                   6.00
         25-Apr-07                 25-May-07                 136,016,403.27                   6.00
         25-May-07                 25-Jun-07                 133,976,368.69                   6.00
         25-Jun-07                 25-Jul-07                 131,965,162.68                   6.00
         25-Jul-07                 25-Aug-07                 129,982,387.56                   6.00
         25-Aug-07                 25-Sep-07                 128,027,651.06                   6.00
         25-Sep-07                 25-Oct-07                 126,100,566.26                   6.00
         25-Oct-07                 25-Nov-07                 124,200,751.55                   6.00
         25-Nov-07                 25-Dec-07                 122,327,830.47                   6.00
         25-Dec-07                 25-Jan-08                 120,481,431.75                   6.00
         25-Jan-08                 25-Feb-08                 118,661,189.15                   6.00
         25-Feb-08                 25-Mar-08                 116,866,741.44                   6.00
         25-Mar-08                 25-Apr-08                 115,097,732.31                   6.00
         25-Apr-08                 25-May-08                 113,353,810.34                   6.00
         25-May-08                 25-Jun-08                 111,634,628.88                   6.00
         25-Jun-08                 25-Jul-08                 109,939,846.01                   6.00
         25-Jul-08                 25-Aug-08                 108,269,124.49                   6.00
         25-Aug-08                 25-Sep-08                 106,622,131.69                   6.00
         25-Sep-08                 25-Oct-08                 104,998,539.51                   6.00
         25-Oct-08                 25-Nov-08                 103,398,024.32                   6.00
         25-Nov-08                 25-Dec-08                 101,820,266.94                   6.00
         25-Dec-08                 25-Jan-09                 100,264,952.51                   6.00
         25-Jan-09                 25-Feb-09                 98,731,770.51                    6.00
         25-Feb-09                 25-Mar-09                 97,220,414.63                    6.00
         25-Mar-09                 25-Apr-09                 95,730,582.76                    6.00
         25-Apr-09                 25-May-09                 94,261,976.92                    6.00
         25-May-09                 25-Jun-09                 92,814,303.18                    6.00
         25-Jun-09                 25-Jul-09                 91,387,271.66                    6.00
         25-Jul-09                 25-Aug-09                 89,980,596.42                    6.00
         25-Aug-09                 25-Sep-09                 88,593,995.42                    6.00
         25-Sep-09                 25-Oct-09                 87,227,190.50                    6.00
         25-Oct-09                 25-Nov-09                 85,879,907.29                    6.00
         25-Nov-09                 25-Dec-09                 84,551,875.15                    6.00
         25-Dec-09                 25-Jan-10                 83,242,827.18                    6.00
         25-Jan-10                 25-Feb-10                 81,952,500.11                    6.00
         25-Feb-10                 25-Mar-10                 80,680,634.25                    6.00
         25-Mar-10                 25-Apr-10                 79,426,973.50                    6.00
         25-Apr-10                 25-May-10                 78,191,265.24                    6.00
         25-May-10                 25-Jun-10                 76,973,260.31                    6.00
         25-Jun-10                 25-Jul-10                 75,772,712.95                    6.00
         25-Jul-10                 25-Aug-10                 74,589,380.78                    6.00
         25-Aug-10                 25-Sep-10                 73,423,024.73                    6.00
         25-Sep-10                 25-Oct-10                 72,273,408.99                    6.00
         25-Oct-10                 25-Nov-10                 71,140,300.99                    6.00
         25-Nov-10                 25-Dec-10                 70,023,471.34                    6.00
         25-Dec-10                 25-Jan-11                 68,922,693.79                    6.00
         25-Jan-11              Termination Date             67,837,745.19                    6.00